UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 23rd, 2010

EAST COAST DIVERSIFIED CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission file number: 0-50356

Nevada	55-0840109
(State of Incorporation)	(I.R.S. Employer Identification No.)

120 Interstate North Parkway SE, Suite 445 Atlanta, Ga.	30339
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, Including Area Code: (770) 953-4184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Change in Fiscal Year End for Accounting Purposes.

On July 23rd, 2010, the Board, in an effort to streamline the corporation’s fiscal accounting, voted to move the Fiscal Year End from April 30th, to December 31st. As more fully described in the company’s 8K filing of April 2nd, 2010, our private company EarthSearch Communications merged with the public company East Coast Diversified Corporation. The Fiscal Year End for the private company Earthsearch was always December, while that of the public East Coast Diversified Corporation had been April. We believe that by formally moving the Fiscal Year End date to December we will improve the company’s fiscal transparency to shareholders and align it with the normative market financial calendar.

Item 9.01 Exhibits

Exhibit	Description
99.1	Board of Director’s Resolution regarding Fiscal Year End

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

East Coast Development Corp.

Date: August 2nd, 2010	By:	/s/ Kayode Aladesuyi
Kayode Aladesuyi , President